      Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[  X ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

High Income Advantage Trust III . . . . . . . . . . . . . . . . .
        (Name of Registrant as Specified in its Charter)

Marilyn K. Cranney. . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):


[ X  ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1),
        or 14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to
        Exchange Act Rule 14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Aggregate number of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Form, Schedule or Registration Statement No.:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)   Filing Party:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)   Date Filed:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                        HIGH INCOME ADVANTAGE TRUST III
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 1995

    The Annual Meeting of Shareholders of HIGH INCOME ADVANTAGE TRUST III (the "Trust"), an unincorporated business trust organized under the laws of the
Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on June 22, 1995, at 9:00 a.m., New York City time, for the following purposes:

        1. To elect three (3) Trustees to serve until the 1998 Annual Meeting or until their successors shall have been elected and qualified;

        2. To approve or disapprove continuance of the currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

        3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1996; and

        4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record as of the close of business on April 20, 1995 are entitled to notice of and to vote at the meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Management Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                    SHELDON CURTIS,
                                                       SECRETARY
April 24, 1995
New York, New York

                                    IMPORTANT
      YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        HIGH INCOME ADVANTAGE TRUST III
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 22, 1995

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of HIGH INCOME ADVANTAGE TRUST III (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on June 22, 1995 (the "Meeting"), and at any adjournments thereof.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 as set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Meeting.

    Shareholders of record as of the close of business on April 20, 1995, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 20, 1995, there were outstanding 12,876,779 shares of beneficial interest of the Trust, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

    The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Trust and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about April 24, 1995.

                            (1) ELECTION OF TRUSTEES

    The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at ten. At the Meeting, three nominees are to be elected to the Trust's Board of Trustees. There are presently ten Trustees, three of whom (Manuel H. Johnson, Paul Kolton and John L. Schroeder) are standing for election at this Meeting to serve until the 1998 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended.

    Eight of the current ten Trustees (Jack F. Bennett, Michael Bozic, Edwin J. Garn, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent and John
L. Schroeder) are "Independent Trustees", that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the shareholders of the Trust.

    The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of Proxy to vote the shares represented by them for the election of these nominees: Manuel
H. Johnson, Paul Kolton and John L. Schroeder. Should any of the nominees become unable or unwilling to accept nomination, or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    Pursuant to the provisions of the Declaration of Trust, as amended, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

    The Board has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I -- Messrs. Bennett, Bozic and Fiumefreddo; Class II -- Messrs. Johnson, Kolton and Schroeder; and Class III -- Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. As stated above, the Trustees in Class II are standing for election at this Meeting and, if elected, will serve until the 1998 Annual Meeting or until their successors shall have been elected and qualified.

    The following information regarding each of the nominees for election as Trustee, and each of the members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 20, 1995 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 76 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 13 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

    The nominees for Trustee to be elected at this Meeting are:

    DR. MANUEL H. JOHNSON, Trustee since July, 1991; age 46; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August, 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

    PAUL KOLTON, Trustee since December, 1988; age 71; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of Financial Accounting Standards Advisory Council; formerly Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); Director or Trustee of various not-for-profit organizations.

    JOHN L. SCHROEDER, Trustee since April, 1994; age 64; Executive Vice President and Chief Investment Officer of The Home Insurance Company (since August, 1991); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991.)

    The Trustees who are not standing for reelection at this Meeting are:

    JACK F. BENNETT, Trustee since December, 1988, age 71; retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-1989) and Under Secretary of the U.S. Treasury for Monetary Affairs (1974-1975); Director of Phillips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Company; Director or Trustee of various not-for-profit and business organizations.

    MICHAEL BOZIC,  Trustee  since April,  1994;  age 54;  President  and  Chief
Executive Officer of Hills Department Stores (since May, 1991); formerly Chairman and Chief Executive Officer (January, 1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director or Trustee of the Dean Witter Funds; Director of Eaglemark Financial Services, Inc., the United Negro College Fund and Domain Inc. (home decor retailer).

    CHARLES A. FIUMEFREDDO,* Trustee since July, 1991; age 61; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds Inc. ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various Dean Witter, Discover & Co. ("DWDC") subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

    EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 62; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Member of the board of various civic and charitable organizations.

    JOHN R. HAIRE, Trustee since December, 1988; age 70; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-October, 1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

    MICHAEL E. NUGENT, Trustee since July, 1991; age 58; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March, 1988); Director of various business organizations.

    PHILIP J. PURCELL,* Trustee since April, 1994; age 51; Chairman of the Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc.; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

    The executive officers of the Trust other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; David A. Hughey, Vice President; Robert M. Scanlan, Vice President; Edmund C. Puckhaber, Vice President; Peter M. Avelar, Vice President; and Thomas F. Caloia, Treasurer. In addition, Jonathan R. Page and James F. Willison serve as Vice Presidents and Marilyn K. Cranney, Barry Fink, Lawrence S. Lafer, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 63 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 59 years old and is currently President and Chief Operating Officer of InterCapital (since March,
1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Hughey is 63 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 55 years old and is currently Executive Vice President of InterCapital (since January, 1991) and Director of DWTC. Mr. Avelar is 35 years old and is currently Senior Vice President of InterCapital. He was previously employed by PaineWebber Asset Management as a senior portfolio manager (March, 1989-December 1990). Mr. Caloia is 48 years old and is currently First Vice President of InterCapital and DWSC. Mr. Page is 48 years old and is currently Senior Vice President of InterCapital. Mr. Willison is 51 years old and is currently Senior Vice President of InterCapital. Other than Messrs. Scanlan and Avelar, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

BOARD OF TRUSTEES; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT TRUSTEES

    As mentioned above, the Trust is one of the Dean Witter Funds, a group of investment companies managed by InterCapital. As noted above, as of the date of this proxy statement, there are a total of 76 Dean Witter Funds, comprised of 116 portfolios. As of March 31, 1995, the Dean Witter Funds had total net assets of approximately $62.3 billion and more than five million shareholders.

    The Board of Directors or Trustees, consisting of ten (10) directors or trustees, is the same for each of the Dean Witter Funds. Some of the Funds are organized as business trusts, others as corporations, but the functions and duties of directors and trustees are the same. Accordingly, directors and trustees of the Dean Witter Funds are referred to in this section as Trustees.

    Eight Trustees, that is, 80% of the total number, have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent

- ------------
* Messrs. Fiumefreddo and Purcell may be deemed "interested persons," as defined in Section 2(a)(19) of the Act, of the Trust and its Investment Manager, due to their affiliation with the Investment Manager and/or its affiliated companies.

company, DWDC. These are the "disinterested" or "independent" Trustees. Five of the eight Independent Trustees are also Independent Trustees of the TCW/DW Funds. As of the date of this proxy statement, there are a total of 13 TCW/DW Funds. Two of the Funds' Trustees, that is, the management Trustees, are affiliated with InterCapital.

    As noted in a federal court ruling, "[T]he independent directors . . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Trustees are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Trustees are required to review and understand large amounts of material, often of a highly technical and legal nature.

    The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Trustees who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Trustee of a Fund.

    The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the Dean Witter Funds have such a plan, and since all of the Funds' Boards have the same members, the Independent Trustees effectively control the selection of other Independent Trustees of all the Dean Witter Funds.

GOVERNANCE STRUCTURE OF THE DEAN WITTER FUNDS

    While the regulatory system establishes both general guidelines and specific duties for the Independent Trustees, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Trustees perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Trustees in the performance of their duties.

    The governance structure of the Dean Witter Funds lies between these two extremes. The Independent Trustees and the Funds' Investment Manager alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Committee meetings are sometimes held away from the offices of InterCapital and sometimes in the Board room of InterCapital. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Trustees an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

    During the fiscal year ended January 31, 1995, the Board of Trustees of the Trust held seven meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held three, eight and one meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEES

    The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER
FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

    The Trust pays each Independent Trustee an annual fee of $1,200 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $1,000 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust.

    The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended January 31, 1995.

                               TRUST COMPENSATION

                                                                                                    AGGREGATE
                                                                                                  COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                                                      FROM THE TRUST
- -----------------------------------------------------------------------------------------------  ---------------
Jack F. Bennett................................................................................     $   1,950
Michael Bozic..................................................................................         1,627
Edwin J. Garn..................................................................................         1,900
John R. Haire..................................................................................         4,950*
Dr. Manuel H. Johnson..........................................................................         1,850
Paul Kolton....................................................................................         1,950
Michael E. Nugent..............................................................................         1,750
John L. Schroeder..............................................................................         1,677

- ------------
* Of Mr. Haire's compensation from the Trust, $3,400 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($1,000).

    The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1994 for services to the 73 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 13 TCW/DW Funds that were in operation at December 31, 1994. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                            FOR SERVICE                            FOR SERVICE AS         TOTAL CASH
                                           AS DIRECTOR OR                           CHAIRMAN OF          COMPENSATION
                                            TRUSTEE AND       FOR SERVICE AS       COMMITTEES OF       FOR SERVICES TO
                                          COMMITTEE MEMBER      TRUSTEE AND         INDEPENDENT         73 DEAN WITTER
                                             OF 73 DEAN      COMMITTEE MEMBER        DIRECTORS/             FUNDS
                                               WITTER          OF 13 TCW/DW         TRUSTEES AND            AND 13
NAME OF INDEPENDENT TRUSTEE                    FUNDS               FUNDS          AUDIT COMMITTEES       TCW/DW FUNDS
- ----------------------------------------  ----------------   -----------------   ------------------   ------------------
Jack F. Bennett.........................      $125,761            --                  --                   $125,761
Michael Bozic...........................        82,637            --                  --                     82,637
Edwin J. Garn...........................       125,711            --                  --                    125,711
John R. Haire...........................       101,061             $66,950            $225,563**            393,574
Dr. Manuel H. Johnson...................       122,461              60,750            --                    183,211
Paul Kolton.............................       128,961              51,850              34,200***           215,011
Michael E. Nugent.......................       115,761              52,650            --                    168,411
John L. Schroeder.......................        85,938            --                  --                     85,938

- ------------
**   For the 73 Dean Witter Funds.
***  For the 13 TCW/DW Funds.

    As of the date of this proxy statement, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

               (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                        INVESTMENT MANAGEMENT AGREEMENT

    The Trust's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated June 30, 1993 (referred to herein as the "Management Agreement") which took effect upon the distribution by Sears to its shareholders of all the common shares of DWDC (the parent company of InterCapital) then owned by Sears.

    The Management Agreement was initially approved by the Board of Trustees on October 30, 1992, and by the shareholders of the Trust at a Special Meeting of Shareholders held on January 13, 1993. The present Management Agreement supersedes an earlier management agreement originally entered into by the Trust with DWR, through its InterCapital Division, and initially approved by the Board, including a majority of the Independent Trustees, on December 7, 1988 and last approved by the shareholders of the Trust at their Annual Meeting of Shareholders held on June 25, 1992. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment management activities previously performed by the InterCapital Division of DWR. The assumption by InterCapital of DWR's rights and obligations under this earlier management agreement in connection with the reorganization was approved by the Trustees at a meeting held on October 30, 1992. The terms of the Management Agreement, including fees payable by the Trust thereunder, are substantially identical in all respects to those of the earlier management agreement except for the dates of effectiveness and expiration and the name of the Investment Manager. The terms of the Management Agreement are described below. The Management Agreement was last approved by the shareholders of the Trust as a routine matter at their Annual Meeting held on June 15, 1994. The Management Agreement's continuation until April 30, 1996 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board held on April 20, 1995. In the event shareholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interests of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on a new investment management agreement.

    In considering whether or not to approve the Management Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Management Agreement was in the best interests of the Trust and its shareholders.

    The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE MANAGEMENT AGREEMENT

    The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

    The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Trust and provides the Trust with office space and equipment and such clerical help and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with the Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its investment services and the expenses which the Investment Manager assumes under the Management Agreement, the Trust pays the Investment Manager compensation which is computed weekly and payable monthly and which is determined by applying the following annual rates to the Trust's weekly net assets: 0.75% of the portion of the average weekly net assets not exceeding $250 million; 0.60% of the portion of average weekly net assets exceeding $250 million and not exceeding $500 million; 0.50% of the portion of average weekly net assets exceeding $500 million and not exceeding $750 million; 0.40% of the portion of average weekly net assets exceeding $750 million and not exceeding $1 billion; and 0.30% of the portion of average weekly net assets exceeding $1 billion. This fee is higher than that paid by most other investment companies. Pursuant to the Management Agreement, the Trust accrued to the Investment Manager total compensation of $653,507 during the fiscal year ended January 31, 1995. The net assets of the Trust totalled $78,764,635 at January 31, 1995.

    Under the Management Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers'
commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) and the costs and expense of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Management Agreement.

    The Management Agreement had an initial term ending April 30, 1994 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Management Agreement's continuation until April 30, 1996 was approved by the Trustees, including a majority of the Independent Trustees, at a Meeting of the Trustees held on April 20, 1995, called for the purpose of approving the Management Agreement.

    The Management Agreement also provides that it may be terminated at a any time by the Investment Manager, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and its wholly-owned subsidiary, DWSC, DWSC began to provide the administrative services to the Trust which were previously performed directly by InterCapital. The foregoing internal reorganization did not result in any change in the nature or scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust for the overall services being performed under the terms of the Management Agreement.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. is the Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. As noted above, in an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

    The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

    InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the net assets of and the fees payable by such companies, including the Trust.

    DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

    During the fiscal year ended January 31, 1995, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $57,999.

AFFILIATED BROKER

    Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal year ended January 31, 1995, the Trust paid no brokerage commissions to DWR.

     (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1996. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

    A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of shareholders.

    The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    THE   TRUSTEES  UNANIMOUSLY  RECOMMEND  THAT  THE  SHAREHOLDERS  RATIFY  THE
SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

                             SHAREHOLDERS PROPOSALS

    Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than December 22, 1995 for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    The Trust's most recent Annual Report, for the fiscal year ended January 31, 1995, is available without charge upon request from Adrienne Ryan at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-526-3143) (toll-free).

                                 OTHER BUSINESS

    The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                 SHELDON CURTIS
                                   SECRETARY

                                                                        APPENDIX

    InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of April 20, 1995:

                                                                                                      CURRENT INVESTMENT
                                                                              NET ASSETS AS OF          MANAGEMENT OR
                                                                                  4/20/95            ADVISORY FEE RATE(S)
                                                                              ----------------  ------------------------------
       1.  DEAN WITTER HIGH YIELD SECURITIES INC.*..........................  $    438,853,035  0.50% on assets up to $500
                                                                                                million, scaled down at
                                                                                                various asset levels to 0.30%
                                                                                                on assets over $3 billion
       2.  DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST*....................  $  8,154,674,726  0.50% on assets up to $1 billion, scaled down at
                                                                                                various asset levels to 0.30%
                                                                                                on assets over $12.5 billion
       3.  DEAN WITTER CONVERTIBLE SECURITIES TRUST*........................  $    175,120,976  0.60% on assets up to $750
                                                                                                million, scaled down at
                                                                                                various asset levels to 0.425%
                                                                                                on assets over $3 billion
       4.  DEAN WITTER FEDERAL SECURITIES TRUST*............................  $    826,572,292  0.55% on assets up to $1
                                                                                                billion, scaled down at
                                                                                                various asset levels to 0.35%
                                                                                                on assets over $12.5 billion
       5.  INTERCAPITAL INCOME SECURITIES INC.**............................  $    210,167,361  0.50%
       6.  HIGH INCOME ADVANTAGE TRUST**....................................  $    154,287,730  0.75% on assets up to $250
                                                                                                million, scaled down at
                                                                                                various asset levels to 0.30%
                                                                                                on assets over $1 billion
       7.  HIGH INCOME ADVANTAGE TRUST II**.................................  $    206,809,961  0.75% on assets up to $250
                                                                                                million, scaled down at
                                                                                                various asset levels to 0.30%
                                                                                                on assets over $1 billion
       8.  HIGH INCOME ADVANTAGE TRUST III**................................  $     79,974,802  0.75% on assets up to $250
                                                                                                million, scaled down at
                                                                                                various asset levels to 0.30%
                                                                                                on assets over $1 billion
       9.  DEAN WITTER INTERMEDIATE INCOME SECURITIES*......................  $    230,612,598  0.60% on assets up to $500
                                                                                                million, scaled down at
                                                                                                various asset levels to 0.30%
                                                                                                on assets over $1 billion
      10.  DEAN WITTER WORLD WIDE INCOME TRUST*.............................  $    159,473,918  0.75% on assets up to $250
                                                                                                million, scaled down at
                                                                                                various asset levels to 0.30%
                                                                                                on assets over $1 billion
      11.  DEAN WITTER GOVERNMENT INCOME TRUST**............................  $    476,130,376  0.60%
      12.  DEAN WITTER GLOBAL SHORT - TERM INCOME FUND INC.*................  $    129,796,721  0.55% on assets up to $500
                                                                                                million and 0.50% on assets
                                                                                                over $500 million

                                                                                                      CURRENT INVESTMENT
                                                                              NET ASSETS AS OF          MANAGEMENT OR
                                                                                  4/20/95            ADVISORY FEE RATE(S)
                                                                              ----------------  ------------------------------
      13.  DEAN WITTER PREMIER INCOME TRUST*................................  $     35,166,458  0.50% (of which 40% is paid to
                                                                                                a Sub-Adviser)
      14.  DEAN WITTER SHORT - TERM U.S. TREASURY TRUST*....................  $    277,511,785  0.35%
      15.  DEAN WITTER DIVERSIFIED INCOME TRUST*............................  $    466,640,994  0.40%
      16.  DEAN WITTER SHORT-TERM BOND FUND*................................  $     29,742,930  0.70%(1)
      17.  DEAN WITTER HIGH INCOME SECURITIES*..............................  $    181,832,098  0.50%
      18.  PRIME INCOME TRUST**.............................................  $    381,155,066  0.90% on assets up to $500
                                                                                                million and 0.85% on assets
                                                                                                over $500 million
      19.  DEAN WITTER BALANCED INCOME FUND*................................  $      2,194,981  0.60%(2)
      20.  DEAN WITTER RETIREMENT SERIES:*
           (a) U.S. GOVERNMENT SECURITIES SERIES............................  $      3,240,085  0.65%(3)
           (b) INTERMEDIATE INCOME SECURITIES SERIES........................  $        671,652  0.65%(3)
      21.  DEAN WITTER VARIABLE INVESTMENT SERIES:***
           (a) QUALITY INCOME PLUS PORTFOLIO................................  $    441,273,212  0.50% on assets up to
                                                                                                $500 million and 0.45% on
                                                                                                assets over $500 million
           (b) HIGH YIELD PORTFOLIO.........................................  $    126,196,148  0.50%
      22.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:***
           (a) DIVERSIFIED INCOME PORTFOLIO.................................  $      1,206,066  0.40%(4)
           (b) NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO...............  $        226,647  0.65%(4) (of which 40% is paid
                                                                                                to a Sub-Adviser)

- -------------
  *  Open-end investment company.

 **  Closed-end investment company.

*** Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

 (1) InterCapital has undertaken to assume all operating expenses of Dean Witter Short-Term Bond Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until June 30, 1995.

 (2) InterCapital has undertaken to assume all operating expenses of Dean Witter Balanced Income Fund (except for any brokerage fees) and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until September 27, 1995, whichever occurs first.

 (3) InterCapital has undertaken to assume all operating expenses of the Series of Dean Witter Retirement Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for in its investment management agreement with that company in respect of each Series until such time as the pertinent Series has $50 million of net assets or until July 31, 1995, whichever occurs first.

 (4) InterCapital has undertaken to assume all operating expenses of the Portfolios of Dean Witter Select Dimensions Investment Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for in its investment management agreement with that company in respect of each Portfolio until such time as the pertinent Portfolio has $50 million of net assets or until December 31, 1995, whichever occurs first.

                        HIGH INCOME ADVANTAGE TRUST III
                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 22, 1995
                                     PROXY

    The undersigned hereby appoints ROBERT M. SCANLAN, EDMUND C. PUCKHABER, SHELDON CURTIS, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of High Income Advantage Trust III on June 22, 1995 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 24, 1995 as follows:

    THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSALS.

                        (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK.

1 ELECTION OF TRUSTEES:             / / FOR ALL NOMINEES                / / WITHHOLD AUTHORITY
                                    (except as marked to the            (to vote for all nominees
                                    contrary below)                     listed below)

                         Manuel H. Johnson, Paul Kolton and John L. Schroeder

(INSTRUCTION:  To withhold authority to  vote for any individual nominee  write that nominee's name on the space provided below.)

- --------------------------------------------------------------------------------

2 APPROVAL OF INVESTMENT            3 RATIFICATION OF  APPOINTMENT
MANAGEMENT AGREEMENT:               OF    PRICE   WATERHOUSE   LLP
                                    AS INDEPENDENT ACCOUNTANTS:

  / / FOR      / / AGAINST / /      / / FOR      / / AGAINST   / /
ABSTAIN                             ABSTAIN

  and in their discretion in the transaction of any other business which may properly come before the meeting.

                                                               096

                                               Please sign  personally.  If  the
                                               share   is  registered   in  more
                                               than one name,  each joint  owner
                                               or each fiduciary should
                                               sign  personally. Only authorized
                                               officers should sign for
                                               Incorporations.

                                               Dated

                                               ---------------------------------

                                               ---------------------------------
                                                           Signature

                                               ---------------------------------
                                                           Signature

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.